EXHIBIT 99.5


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                          COUNTRYWIDE HOME LOANS, INC.
                                  Administrator






                     CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                  SERIES 2006-G
                                      Trust






                            JPMORGAN CHASE BANK, N.A.
                                Indenture Trustee









                  --------------------------------------------

                            ADMINISTRATION AGREEMENT

                           Dated as of August 30, 2006
                  --------------------------------------------





                 REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES,
                                  SERIES 2006-G



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



                                                Table of Contents

SECTION 1       DEFINITIONS AND RULES OF CONSTRUCTION..................................................1

SECTION 2       DUTIES OF ADMINISTRATOR................................................................1

SECTION 3       COMPENSATION AND INDEMNITY.............................................................4

SECTION 4       INDEPENDENCE OF ADMINISTRATOR..........................................................5

SECTION 5       NO JOINT VENTURE.......................................................................5

SECTION 6       OTHER ACTIVITIES OF ADMINISTRATOR......................................................5

SECTION 7       TERM OF AGREEMENT; RESIGNATION AND REMOVAL OF ADMINISTRATOR............................5

SECTION 8       ACTION UPON TERMINATION, RESIGNATION, OR REMOVAL...................................... 6

SECTION 9       NOTICES............................................................................... 6

SECTION 10      PAYMENT AND INDEMNITY OF THE INDENTURE TRUSTEE.........................................7

SECTION 11.     AMENDMENTS.............................................................................7

SECTION 12      SUCCESSORS AND ASSIGNS.................................................................8

SECTION 13      GOVERNING LAW..........................................................................8

SECTION 14      HEADINGS...............................................................................8

SECTION 15      COUNTERPARTS...........................................................................8

SECTION 16      SEVERABILITY...........................................................................8

SECTION 17      NOT APPLICABLE TO COUNTRYWIDE HOME LOANS, INC. IN OTHER CAPACITIES.....................8

SECTION 18      LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE.........................9

SECTION 19      LIMITATION OF LIABILITY OF ADMINISTRATOR AND STANDARD OF CARE..........................9

SECTION 20      THIRD-PARTY BENEFICIARY................................................................9

         THIS ADMINISTRATION AGREEMENT, dated as of August 30, 2006 (the "Agreement"), among COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Administrator"), CWHEQ REVOLVING HOME EQUITY LOAN TRUST, SERIES 2006-G, a Delaware statutory trust (the "Trust") and JPMORGAN CHASE BANK, N.A. (the "Indenture Trustee"),

                                   WITNESSETH:

         WHEREAS, the Trust was created pursuant to the Trust Agreement; and

         WHEREAS, the Trust is issuing Notes pursuant to the Indenture of even date with this Agreement ("Indenture") between the Trust and the Indenture Trustee and is issuing Certificates pursuant to the Trust Agreement; and

         WHEREAS, pursuant to the Indenture, the Sale and Servicing Agreement, and the Trust Agreement (the "Related Agreements"), the Trust, the Owner Trustee, and the Indenture Trustee are required to perform certain duties referred to in the Related Agreements; and

         WHEREAS, the Trust and the Indenture Trustee want to appoint the Administrator to perform those duties and to provide certain additional services that the Trust, the Owner Trustee, or the Indenture Trustee and the Administrator may agree to;

         NOW, THEREFORE, the parties agree as follows.

         Section 1. Definitions and Rules of Construction.

         Capitalized terms used in this Agreement that are not otherwise defined have the meanings given to them in the Master Glossary of Defined Terms. In addition, Section 1.04 (Rules of Construction) of the Indenture is incorporated by reference with appropriate substitution of this Agreement for references in that Section to the Indenture so that the language of that Section will read appropriately as applying to this Agreement.

         Section 2. Duties of Administrator.

         (a) Duties Regarding Related Agreements. The Administrator agrees to perform all of the following duties of the Trust and the Owner Trustee under the Related Agreements:

                  (i) determine on behalf of the Trust whether any conditions precedent to the conveyance of the Mortgage Loans, the issuance of the Notes, or any other action under the Related Agreements has been satisfied;

                  (ii) deliver Notes executed by the Trust to the Indenture Trustee for authentication and delivery under Section 2.02 of the Indenture;

                  (iii) deliver definitive Notes to the Indenture Trustee for authentication under Section 2.10 of the Indenture pursuant to written instructions of the Trust;

                  (iv) cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee the instrument specified in Section 3.03 of the Indenture regarding funds held in trust;

                  (v) whenever the Trust has appointed a Paying Agent other than the Indenture Trustee, direct the Indenture Trustee to deposit with that Paying Agent, not later than each Payment Date, an aggregate sum sufficient to pay the amounts then becoming due under Section 3.01 of the Indenture;

                  (vi) take all appropriate action on behalf of the Trust regarding preservation of the Trust's qualification to do business in each jurisdiction in which qualification to do business is necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral, and each other material agreement of the Trust;

                  (vii) take all appropriate action on behalf of the Trust regarding the preparation or review of supplements and amendments to the Indenture, Financing Statements, Continuation Statements, instruments of further assurance, and other instruments relating to the Collateral under Section 3.05 of the Indenture;

                  (viii) on receipt, pursuant to Section 3.07(b) of the Indenture, of an Officer's Certificate designating a person with whom the Trust has contracted to perform its duties under the Indenture, promptly deliver notice of that designation to the Indenture Trustee;

                  (ix) coordinate delivery of the Officer's Certificate, Opinion of Counsel, Independent Certificates, and other documents that may be required for the release of the Collateral under Section 4.04 of the Indenture in accordance with written instructions of the Trust;

                  (x) deliver written notice of an Incipient Default, pursuant to Section 5.01 of the Indenture, to the Indenture Trustee and the Credit Enhancer promptly upon receipt of written notice of its occurrence;

                  (xi) furnish to the Indenture Trustee the names and addresses of Noteholders under Section 7.01 of the Indenture when the Indenture Trustee is not the Note Registrar;

                  (xii) perform the obligations of the Issuer under Section 7.03 of the Indenture;

                  (xiii) mail notice of a supplemental indenture to the Noteholders whenever a copy of one is received;

                  (xiv) deliver to the Indenture Trustee notice of any agreements regarding alternative payment and notice provisions under
         Section 11.06 of the Indenture; and

                  (xv) effect the filings required of it under Section 2.08 of the Sale and Servicing Agreement.

         In furtherance of the foregoing, the Administrator shall consult with the Owner Trustee as the Administrator deems appropriate regarding the duties of the Trust and the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Trust and the Owner Trustee and shall perform any action necessary to comply with the Trust's or the Owner Trustee's duties under the Related Agreements, unless it is instructed otherwise by the Owner Trustee. The Administrator shall prepare for execution by the Owner Trustee all documents, reports, filings, instruments, certificates, and opinions that the Trust or the Owner Trustee is required to prepare, file, or deliver pursuant to the Related Agreements.

         (b) Additional Duties.

                  (i) The Administrator shall cooperate with any firm of independent public accountants engaged by the Trust.

                  (ii) In carrying out any of its other obligations under this Agreement, the Administrator may use any of its affiliates, so long as the terms of their engagement are consistent with any written directions of the Trust and are, in the Administrator's opinion, no less favorable to the Trust than terms of engagement that would be available from unaffiliated parties. If reasonably necessary to carry out duties or other obligations contemplated by this Agreement, the Administrator may engage counsel, agents, or attorneys-in-fact. The Administrator shall be not responsible for the acts or omissions of any counsel, agents, or attorneys-in-fact that were selected with reasonable care and the prior written consent of the Credit Enhancer.

                  (iii) In addition to the above duties of the Administrator, the Administrator shall perform such calculations and shall prepare for execution by the Trust or the Owner Trustee all documents, reports, filings, instruments, certificates, and opinions that the Trust or the Owner Trustee is required to prepare, file, or deliver pursuant to state and federal tax and securities laws.

                  (iv) The Administrator shall furnish to the Owner Trustee any additional information regarding the Trust or the Related Agreements the Owner Trustee reasonably requests.

                  (v) The Administrator agrees to perform the obligations imposed on the "Administrator" under the Trust Agreement.

                  (vi) The Administrator shall prepare and deliver the Officer's Certificate pursuant to Section 3.09 of the Indenture.

(c)      Non-Ministerial Matters.

                  (i) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not take any action on the following matters without prior written instructions from the Trust (or the consent of the Owner Trustee):

                           (1) approve any amendment or any supplement to the
                  Indenture;

                           (2) initiate any claim or lawsuit by the Trust or
                  approve the compromise of any action, claim, or lawsuit brought by or against the Trust (other than in collecting the Collateral);

                           (3) change in any way the Related Agreements;

                           (4) appoint successor Note Registrars, successor
                  Paying Agents, or successor Indenture Trustees pursuant to the Indenture, or appoint successor Administrators or successor Master Servicers under the Sale and Servicing Agreement, or consent to the assignment by the Note Registrar, Paying Agent, or Indenture Trustee of its obligations under the Indenture; or

                           (5) remove the Indenture Trustee.

                  (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to take any action that the Trust directs the Administrator in writing not to take.

         (d) Records. The Administrator shall maintain appropriate books of account and records as required by law or the Related Agreements relating to the Trust and relating to the Administrator's services performed under this Agreement. These books of account and records shall be accessible for inspection on written request by the Trust or the Owner Trustee at any time during normal business hours.

         Section 3. Compensation and Indemnity.

         (a) As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related to this Agreement, the Administrator shall be entitled to $200 per month which shall be solely an obligation of the Trust. The Administrator may, with prior written notice to the Trust, the Transferor, the Master Servicer, the Indenture Trustee, and the Owner Trustee, waive its rights to compensation under this Agreement and Countrywide Home Loans, Inc., as the initial Administrator, hereby gives written notice to the Trust, the Transferor, the Master Servicer, the Indenture Trustee, and the Owner Trustee that until further written notice to the contrary, Countrywide Home Loans, Inc. waives its right to receive compensation under this Agreement.

         (b) The Trust shall indemnify the Administrator, its affiliates, officers, directors, shareholders, agents, and employees against expenses, losses, damages, liabilities, demands, charges, and claims of any nature (including the reasonable fees and expenses of counsel and other experts) arising from any acts or omissions performed or omitted by the Administrator, its affiliates, directors, officers, shareholders, agents, or employees in good faith in its capacity as Administrator under this Agreement and without willful misfeasance, negligence, or reckless disregard of its duties under this Agreement.

         (c) The Administrator shall indemnify the Owner Trustee, its affiliates, officers, directors, shareholders, agents, and employees against any losses, liabilities, or expenses incurred without negligence or bad faith on their part, arising out of or in connection with the Administrator's acceptance or administration of the transactions contemplated by this Agreement or the Related Agreements or the failure by the Administrator to perform its obligations in accordance with this Agreement or the Related Agreements, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the performance of the Administrator under this Agreement.

         Section 4. Independence of Administrator.

         For all purposes of this Agreement, the Administrator is an independent contractor and is not subject to the supervision of the Trust or the Owner Trustee as to the manner in which it performs its obligations under this Agreement. Unless expressly authorized in this Agreement or by the Trust, the Administrator has no authority to act for or represent the Trust or the Owner Trustee in any way and is not otherwise an agent of the Trust or the Owner Trustee.

         Section 5. No Joint Venture.

         Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Trust or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business, or other separate entity, (ii) shall be construed to impose any liability as such on any of them, or (iii) shall confer on any of them any express, implied, or apparent authority to incur any obligation or liability on behalf of the others.

         Section 6. Other Activities of Administrator.

         Nothing in this Agreement shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though that person or entity may engage in business activities similar to those of the Trust, the Owner Trustee, or the Indenture Trustee.

         Section 7. Term of Agreement; Resignation and Removal of Administrator.

         (a) This Agreement shall continue in force until the termination of the Sale and Servicing Agreement, when this Agreement shall automatically terminate.

         (b) Subject to Section 7(e), the Administrator may resign under this Agreement on sixty days written notice to the Trust and the Credit Enhancer.

         (c) Subject to Section 7(e) and with the written consent of the Credit Enhancer, the Trust may remove the Administrator without cause on sixty days written notice to the Administrator.

         (d) Subject to Section 7(e), at the sole option of the Trust and with the written consent of the Credit Enhancer, the Administrator may be removed immediately on written notice of termination from the Trust to the Administrator if any of the following events occur:

                  (i) the Administrator defaults in the performance of any of its duties under this Agreement and, within ten days after notice of the default, either (A) fails to cure it or (B) if the default cannot be cured in that time period, fails to give any assurance of cure that is reasonably satisfactory to the Trust; or

                  (ii) an Insolvency Event occurs with respect to the Administrator.

         If an Insolvency Event occurs, the Administrator shall notify the Trust, the Credit Enhancer, and the Indenture Trustee of the event within seven days after its occurrence.

         (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator has been appointed by the Trust and (ii) the successor Administrator has assumed all the obligations of the Administrator under this Agreement. The Trust shall use reasonable efforts to appoint a successor Administrator promptly following any resignation or removal. The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition regarding the proposed appointment.

         (f) The Owner Trustee shall not be required to assume the duties of the Administrator under this Agreement or under the other Related Agreements.

         Section 8. Action upon Termination, Resignation, or Removal.

         Promptly on the effective date of termination of this Agreement or the resignation or removal of the Administrator pursuant to Section 7, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it until the date of termination, resignation, or removal. When this Agreement terminates pursuant to Section 7, the Administrator shall forthwith deliver to the Trust all property and documents relating to the Collateral then in the custody of the Administrator. Upon the resignation or removal of the Administrator pursuant to Section 7, the Administrator shall cooperate with the Trust and take all reasonable steps requested to assist the Trust in making an orderly transfer of the duties of the Administrator.

         Section 9. Notices.

         All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and signed by the party giving the same and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. A facsimile has been delivered when the sending machine issues an electronic confirmation of transmission. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their addresses indicated in Related Documents (in the case of the initial Administrator, its address is the same as the address of the Master Servicer) or to any other address any party provides to the other parties in writing.

         Section 10. Payment and Indemnity of the Indenture Trustee.

         The Master Servicer has agreed to pay the Indenture Trustee fees for its services as indenture trustee and to reimburse the Indenture Trustee for expenses pursuant to a separate agreement with the Indenture Trustee. The Master Servicer agrees to indemnify the Indenture Trustee and its officers, directors, employees, and agents against any loss, liability, or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with the administration of this trust not attributable to its negligence or bad faith.

         The Indenture Trustee shall notify the Master Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Master Servicer shall not relieve the Master Servicer of its obligations under this Section except to the extent the Master Servicer is prejudiced by the failure. The Master Servicer will be entitled to participate in any indemnifiable claim and to assume its defense with counsel reasonably satisfactory to the Indenture Trustee. After the Master Servicer notifies the Indenture Trustee of its election to assume the defense of the indemnifiable claim, the Master Servicer will not be liable for any further legal expenses of the Indenture Trustee other than reasonable costs of investigation, except that the Indenture Trustee may have separate counsel and the Master Servicer shall pay its fees and expenses if the Master Servicer is also a named party in the proceeding and representation of both parties by the same counsel would be inappropriate because of differing interests between them. After the notice from the Master Servicer to the Indenture Trustee, the Master Servicer will not be liable for the costs of any settlement of the action effected by the Indenture Trustee without the consent of the Master Servicer. The Master Servicer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the termination of this Agreement or the earlier resignation or discharge of the Indenture Trustee.

         Section 11. Amendments.

         This Agreement may be amended from time to time by the Trust and the Administrator, with the consent of the Owner Trustee and the Indenture Trustee, if the Rating Agency Condition is satisfied (in connection with which the consent of the Credit Enhancer shall not be unreasonably withheld). This Agreement may also be amended from time to time by the Trust and the Administrator, with the consent of the Owner Trustee, the Indenture Trustee, the Credit Enhancer (which consent shall not be unreasonably withheld), and Holders of not less than 66(2)/3% of the aggregate Outstanding Amount of the Notes.

         Section 12. Successors and Assigns.

         This Agreement may not be assigned by the Administrator unless the Trust and the Indenture Trustee consent to the assignment in writing and the Rating Agency Condition has been satisfied. An assignment satisfying the conditions in the preceding sentence shall, if accepted by the assignee under this Agreement, bind that assignee in the same manner as the Administrator is bound under this Agreement. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Trust or the Indenture Trustee to a corporation or other organization that is a successor (by merger, consolidation, or purchase of assets) to the Administrator if the Rating Agency Condition is satisfied and the successor organization executes and delivers to the Trust, the Owner Trustee, and the Indenture Trustee an agreement in which that organization agrees to be bound under this Agreement in the same manner as the Administrator is bound under this Agreement. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         Section 13. Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

         Section 14. Headings.

         The section headings of this Agreement have been inserted for convenience of reference only and shall not be construed to affect this Agreement.

         Section 15. Counterparts.

         This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one agreement.

         Section 16. Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions of this Agreement. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

         Section 17. Not Applicable to Countrywide Home Loans, Inc. in Other Capacities.

         Nothing in this Agreement shall affect any obligation Countrywide Home Loans, Inc. may have in any other capacity under the Related Agreements.

         Section 18. Limitation of Liability of Owner Trustee and Indenture Trustee.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this instrument has been executed by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Trust. Neither in its individual capacity, nor any beneficial owner of the Trust will have any liability for the representations, warranties, covenants, agreements, or other obligations of the Trust or the Owner Trustee under this Agreement, as to all of which recourse shall be had solely to the assets of the Trust. For all purposes of this Agreement, in the performance of any obligations of the Trust under this Agreement, the Owner Trustee shall be subject to, and entitled to the benefits of the Trust Agreement.

         (b) Notwithstanding anything contained in this Agreement to the contrary, this Agreement has been executed by JPMorgan CHASE BANK, N.A., not in its individual capacity but solely as Indenture Trustee, and shall not have any liability for the representations, warranties, covenants, agreements, or other obligations of the Trust under this Agreement or in any of the certificates, notices, or agreements delivered pursuant to this Agreement, as to all of which recourse shall be had solely to the assets of the Trust.

         Section 19. Limitation of Liability of Administrator and Standard of Care.

         (a) The Administrator will have no responsibility under this Agreement other than to render the services called for under this Agreement in good faith and without willful misfeasance, gross negligence, or reckless disregard of its duties under this Agreement. The Administrator shall incur no liability to anyone in acting on any signature, instrument, statement, notice, resolution, request, direction, consent, order, certificate, report, opinion, bond, or other document reasonably believed by it to be genuine and reasonably believed by it to be signed by the proper parties. Neither the Administrator nor any of its affiliates, directors, officers, shareholders, agents, or employees will be liable under this Agreement to the Trust, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Transferor, or others, except for acts or omissions constituting bad faith, willful misfeasance, gross negligence, or reckless disregard of the Administrator's duties under this Agreement.

         (b) Notwithstanding anything contained in this Agreement to the contrary, this Agreement has been executed by Countrywide Home Loans, Inc., as Administrator (and for Section 10, as the Master Servicer). Countrywide Home Loans, Inc. shall not have any liability in its individual or any other capacity for the representations, warranties, covenants, agreements, or other obligations of the Trust or any other party to this Agreement or in any of the Related Agreements.

         Section 20. Third-Party Beneficiary.

         Each of the Owner Trustee and the Credit Enhancer is a third-party beneficiary to this Agreement and is entitled to the rights and benefits under this Agreement and may enforce the provisions of this Agreement as if it were a party to this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.



                               CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                     SERIES 2006-G

                               By:   WILMINGTON TRUST COMPANY,
                                     not in its individual capacity, but
                                     solely as Owner Trustee



                               By:    /s/ W. Chris Sponenberg
                                     ---------------------------
                                     Name: W. Chris Sponenberg
                                     Title: Vice President



                               COUNTRYWIDE HOME LOANS, INC.



                               By:   /s/ Darren Bigby
                                     ---------------------------
                                     Name:  Darren Bigby
                                     Title:  Executive Vice President



                               JPMORGAN CHASE BANK, N.A.
                                     not in its individual capacity, but
                                     solely as Indenture Trustee



                               By:   /s/ Keith R. Richardson
                                     ---------------------------
                                     Name:  Keith R. Richardson
                                     Title:  Attorney-In-Fact

                                                                       EXHIBIT A


                                POWER OF ATTORNEY

STATE OF                               }
                                       }
COUNTY OF                              }

         KNOW YE ALL MEN BY THESE PRESENTS, that CWHEQ Revolving Home Equity Loan Trust, Series 2006-G, a Delaware statutory trust (the "Trust"), appoints Countrywide Home Loans, Inc. (the administrator under the Administration Agreement, dated as of August 30, 2006 (the "Administration Agreement"), among the Trust, the Indenture Trustee, and the Administrator) and its agents and attorneys as Attorneys-in-Fact to act on behalf of the Trust as set forth in the Administration Agreement.

         All powers of attorney for this purpose previously filed or executed by the Trust are revoked.

         EXECUTED this ____ day of August, 2006.

                                  CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                      SERIES 2006-G

                                  By: WILMINGTON TRUST COMPANY
                                         not in its individual capacity, but
                                         solely as Owner Trustee



                                  By: __________________________________
                                      Name:
                                      Title:

STATE OF                               }
                                       }
COUNTY OF                              }

         Before me, the undersigned authority, on this day personally appeared _________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and he/she acknowledged to me that he/she signed the same for the purposes and considerations expressed in it.

Sworn to before me this ___
day of _______, 2006



_____________________________________________
Notary Public - State of ____________